UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

VISTA CREDIT STRATEGIC LENDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56562	88-1906598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Floor 77
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 804-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2025, Vista Credit Strategic Lending Corp. (the “Company”) entered into Amendment No. 3 (“Amendment No. 3”) to the loan financing and servicing agreement, dated as of June 26, 2024, (as previously amended by Amendment No. 1 dated as of December 10, 2024, and Amendment No. 2 dated as of April 7, 2025) by and among VCSL Funding 1 LLC ( “VCSL Funding”), a direct wholly owned subsidiary of the Company, as borrower, the Company, as equityholder and as servicer, Deutsche Bank AG, New York Branch, as facility agent, State Street Bank and Trust Company, as collateral agent and as collateral custodian, and each of the lenders, other agents and securitization subsidiaries that are parties thereto from time to time (the "DB Credit Facility"). Amendment No. 3 amends the DB Credit Facility to, among other things, increase the maximum principal amount available under the DB Credit Facility from $350 million to $450 million and provide that VCSL Funding may further increase such maximum principal amount to $500 million, subject to satisfaction of customary conditions precedent, as set forth in Section 2.8 to the DB Credit Facility. The other material terms of the DB Credit Facility remain unchanged.

The description above is only a summary of the material provisions of Amendment No. 3 and is qualified in its entirety by reference to Amendment No. 3, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1

Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of July 18, 2025, by and among VCSL Funding 1 LLC, as borrower, Vista Credit Strategic Lending Corp., as equityholder and as servicer, Deutsche Bank AG, New York Branch, as facility agent, and as collateral custodian, and each of the lenders, other agents and securitization subsidiaries that are parties thereto from time to time.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

Date:	July 24, 2025	By:	/s/ Ross Teune
Name: Ross Teune Title: Chief Financial Officer